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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 9, 1997


                          AMERICA SERVICE GROUP INC.
             (Exact Name of Registrant as Specified in its Charter

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

         0-19673                                      51-0332317
(Commission File No.)                  (I.R.S. Employer Identification Number)

                         105 WESTPARK DRIVE, SUITE 300
                          BRENTWOOD, TENNESSEE 37027
                   (Address of Principal Executive Offices)


                                (615)373-3100
             (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events

     The attached press release of the Registrant is hereby incorporated by reference in this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

            99.1 Press Release of America Service Group, Inc., dated December 9, 1997.


                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICA SERVICE GROUP INC.



                                        /S/ MICHAEL CATALANO
                                        ----------------------------------
                                        By:   Michael Catalano
                                              Executive Vice President and
                                              General Counsel


Dated: December 9, 1997